SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  August 29, 1996


      AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




          33-85076C                     41-1789725
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

       On August 29, 1996, the Partnership purchased a 67.8% interest in a newly constructed Champps restaurant in Columbus, Ohio from Americana Dining Corporation. The total cash purchase price of the land and building was approximately $2,602,941. The remaining 32.2% was purchased by an affiliated partnership, AEI Real Estate Fund XVIII Limited Partnership. Americana Dining Corporation is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of sale of Limited Partnership Units.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.  -
               Not    Applicable.     Property    was    newly
               constructed.

          (b)  On  August  29, 1996, the Partnership purchased
               a   67.8%   interest  in  a  newly  constructed
               restaurant for $1,764,794. The property was acquired with cash which was provided from proceeds of sale of Limited Partnership Units. An affiliated Partnership, AEI Real Estate Fund XVIII, acquired the remaining 32.2% interest. A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had purchased the property on June 30, 1996, the Partnership's Investments in Real Estate would have been increased by $1,764,794 and its Current Assets
             (cash) would have been reduced by $1,764,794.

             The Total Income for the Partnership would have increased from $263,399 to $361,958 for the year ended December 31, 1995 and from $430,855 to $480,135 for six months ended June 30, 1996 if the Partnership had owned the property during those periods. The increase is attributable to the Rental Income the Partnership would have received from the property of $191,259 and $95,630, partially offset by a decrease of Investment Income of approximately $92,700 and $46,350 for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.

             Depreciation  Expense would have  increased  by
             $52,676   and  $26,338  for  the   year   ended
             December  31,  1995 and the  six  months  ended
             June 30, 1996, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to increase from $107,532 to $153,415 and from $253,363 to
             $276,305, which would have resulted in Net Income of $22.02 and $18.64 per Limited Partnership Unit outstanding for the year ended December 31, 1995 and the six months ended June 30, 1996, respectively.

          (c)  Exhibits

                 Exhibit  10.1 - Sale and  Leaseback
                                 Financing     Commitment      dated
                                 September 5, 1995 between AEI  Fund
                                 Management,   Inc.  and   Americana
                                 Dining Corporation relating to  the
                                 property  at  161  E.  Campus  View
                                 Boulevard,      Columbus,      Ohio
                                 (incorporated   by   reference   to
                                 Exhibit   10.4   of  Post-Effective
                                 Amendment No. 4 to Form SB-2  filed
                                 with the Commission on January  16,
                                 1996).

                 Exhibit  10.2 - Amendment  to  Sale
                                 and  Leaseback Financing Commitment
                                 dated  November  30,  1995  between
                                 AEI    Fund    Management,    Inc.,
                                 Americana  Dining Corporation,  AEI
                                 Real   Estate  Fund  XVIII  Limited
                                 Partnership   and  the  Partnership
                                 relating to the property at 161  E.
                                 Campus  View  Boulevard,  Columbus,
                                 Ohio (incorporated by reference  to
                                 Exhibit   10.5   of  Post-Effective
                                 Amendment No. 4 to Form SB-2  filed
                                 with the Commission on January  16,
                                 1996).

                 Exhibit  10.3 - Net Lease Agreement
                                 dated  August 29, 1996 between  the
                                 Partnership, AEI Real  Estate  Fund
                                 XVIII   Limited   Partnership   and
                                 Americana     Dining    Corporation
                                 relating to the property at 161  E.
                                 Campus  View  Boulevard,  Columbus,
                                 Ohio.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI INCOME & GROWTH FUND  XXI
                               LIMITED PARTNERSHIP

                               By:  AEI Fund Management XXI, Inc.
                                    Its: Managing General Partner


Date: September 12, 1996


                               By:  /s/ Mark E. Larson
                                        Mark E. Larson
                                        Its Chief Financial Officer
                                        (Principal Accounting and
                                        Financial Officer)